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                                                                   EXHIBIT 10.37

                 DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
           SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

   (This Document Serves as a Fixture Filing under Section 9.502 of the Texas
                          Business and Commercial Code)
           Grantor's Organizational Identification Number: 800364201

        THIS DEED OF TRUST, ASSIGNMENT OF RENTS, LEASES, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this "DEED OF TRUST") is made as of the 17th day of August, 2004, by Grantor, in favor of Trustee for the benefit of Lender.

                                    ARTICLE 1
               DEFINITIONS; GRANTING CLAUSES; SECURED INDEBTEDNESS
               ---------------------------------------------------

        Section 1.1. PRINCIPAL SECURED. This Deed of Trust secures the aggregate principal amount of up to SIX MILLION FOUR HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($6,440,000.00), plus such additional amounts as Lender may from time to time advance pursuant to the terms and conditions of this Deed of Trust and not met by Grantor, with respect to an obligation secured by a lien or encumbrance prior to the lien of this Deed of Trust or for the protection of the lien of this Deed of Trust, together with interest thereon.

        Section 1.2. DEFINITIONS.

        (a) In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

                "GRANTOR" means BEHRINGER HARVARD 4245 CENTRAL LP, a Texas limited partnership, whose address is 1323 North Stemmons Freeway, Suite 200, Dallas, TX 75207, and its permitted successors and assigns.

                "LENDER" means BANK OF AMERICA, N.A., a national banking association, its successors and assigns.

                "PROMISSORY NOTE" means that certain Deed of Trust Note dated of even date herewith made by Grantor and payable to the order of Lender in the principal face amount of $6,440,000.00, as such Deed of Trust Note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part. Each Promissory Note contains a provision for, among other things, the payment of attorneys' fees and provides that the principal balance evidenced thereby shall bear interest at a floating rate of interest subject to change from time to time.


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                "TRUSTEE" means Michael F. Hord, of the City/County of Dallas,
        Dallas, Texas, or any successor or substitute appointed and designated as herein provided from time to time acting hereunder, any one of whom may act alone.

                "UCC" means the Texas Business and Commerce Code, as amended from time to time.

        (b) Any term used or defined in the UCC, as in effect from time to time, and not defined in this Deed of Trust has the meaning given to the term in the UCC, as in effect from time to time, when used in this Deed of Trust. However, if a term is defined in Chapter 9 of the UCC differently than in another Chapter of the UCC, the term has the meaning specified in Chapter 9.

        Section 1.3. GRANTING CLAUSE. In consideration of the provisions of this Deed of Trust and the sum of TEN DOLLARS ($10.00) cash in hand paid and other good and valuable consideration the receipt and sufficiency of which are acknowledged by Grantor, Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee, with GENERAL WARRANTY, the following:
(a) the real property described in EXHIBIT A which is attached hereto and incorporated herein by reference (the "LAND") together with: (i) any and all buildings, structures, improvements, alterations or appurtenances now or hereafter situated or to be situated on the Land (collectively the "IMPROVEMENTS"); and (ii) all right, title and interest of Grantor, now owned or hereafter acquired, in and to (1) all common area and other use rights, tenements, hereditaments, streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining or appurtenant to any of the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; and (3) all options to purchase the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; and
(4) all water and water rights or shares of stock evidencing water rights, timber, crops and mineral interests on or pertaining the Land (the Land, Improvements and other rights, titles and interests referred to in this clause
(a) being herein sometimes collectively called the "PREMISES"); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, tangible and intangible (including software embedded therein), now owned or hereafter acquired by Grantor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause
(b) being herein sometimes collectively called the "ACCESSORIES," all of which are hereby declared to be permanent accessions to the Land); (c) all (i) plans and specifications for the Improvements; (ii) Grantor's rights, but not liability for any breach by Grantor, under all commitments (including any commitments for financing to pay any of the Secured Indebtedness, as defined below), insurance policies (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity), Swap Transactions (as hereinafter defined), contracts and agreements for the design, construction, operation or inspection of the Improvements and other contracts and general intangibles (including but not

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limited to payment intangibles, trademarks, trade names, goodwill, software and symbols) related to the Premises or the Accessories or the operation thereof;
(iii) deposits and deposit accounts arising from or related to any transactions related to the Premises or the Accessories (including but not limited to Grantor's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits, deposit accounts or reserves hereunder or under any other Loan Documents (hereinafter defined) for taxes, insurance or otherwise), rebates or refunds of impact fees or other taxes, assessments or charges, money, accounts (including deposit accounts), instruments, documents, promissory notes and chattel paper (whether tangible or electronic) arising from or by virtue of any transactions related to the Premises or the Accessories, and any account or deposit account from which Grantor may from time to time authorize Holder to debit and/or credit payments due with respect to the Loan or any Swap Transaction, all rights to the payment of money from Holder under any Swap Transaction, and all accounts, deposit accounts and general intangibles, including payment intangibles, described in any Swap Transaction; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of ARTICLE 3 hereof);
(vi) as-extracted collateral produced from or allocated to the Land including, without limitation, oil, gas and other hydrocarbons and other minerals and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest; and (d) all (i) accounts and proceeds (cash or non-cash and including payment intangibles) of or arising from the properties, rights, titles and interests referred to above in this SECTION 1.3, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity) relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; (ii) all letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Grantor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this SECTION 1.3; (iii) all commercial tort claims Grantor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this SECTION 1.3; and
(iv) other interests of every kind and character which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this SECTION 1.3 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Grantor in any of the property referred to above in this
SECTION 1.3 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised under the lease creating the leasehold estate;

         TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the "PROPERTY"), unto Trustee, and his or their successors or substitutes in this trust, and to his or their successors and


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assigns, in trust, in fee simple forever, subject to the terms, provisions and conditions herein set forth, to secure the obligations of Grantor under the Note and Loan Documents (as hereinafter defined) and all other indebtedness and matters defined as "Secured Indebtedness" in SECTION 1.5 of this Deed of Trust.

        Section 1.4. SECURITY INTEREST. Grantor hereby grants to Holder (as hereinafter defined) a security interest in all of the Property which constitutes personal property or fixtures, all proceeds and products thereof, and all supporting obligations ancillary to or arising in any way in connection therewith (herein sometimes collectively called the "COLLATERAL") to secure the obligations of Grantor under the Note and Loan Documents and all other indebtedness and matters defined as Secured Indebtedness in SECTION 1.5 of this Deed of Trust. In addition to its rights hereunder or otherwise, Holder shall have all of the rights of a secured party under the UCC, as in effect from time to time, or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable law.

        Section 1.5. SECURED INDEBTEDNESS, NOTE, LOAN DOCUMENTS, OTHER OBLIGATIONS. This Deed of Trust is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time (collectively the "SECURED INDEBTEDNESS"): (a) the Promissory Note and all other promissory notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such promissory note or promissory notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the "NOTE", and Lender, or the subsequent holder at the time in question of the Note or any of the Secured Indebtedness, as hereinafter defined, being herein collectively called "HOLDER"); (b) all indebtedness, liabilities, duties, covenants, promises and other obligations whether joint or several, direct or indirect, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts, owed by Grantor to Holder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, this Deed of Trust, or any other document now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed in connection with the loan evidenced by the Note, including but not limited to any loan or credit agreement, letter of credit or reimbursement agreement, tri-party financing agreement, Master Agreement relating to any Swap Transactions or other agreement between Grantor and Holder, or among Grantor, Holder and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note (the Note, this Deed of Trust, any Master Agreement relating to any Swap Transactions and such other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the "LOAN DOCUMENTS"); and (c) all other loans and future advances made by Holder to Grantor and all other debts, obligations and liabilities of Grantor of every kind and character now or hereafter existing in favor of Holder, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, secured or unsecured, and whether originally payable to Holder or to a third party and subsequently acquired by Holder, it being contemplated that Grantor may hereafter become indebted to Holder for such further debts, obligations and liabilities; provided, however, and notwithstanding the foregoing provisions of this clause (c) this Deed of Trust shall not secure any such other loan, advance, debt, obligation or liability with respect to which Holder is by applicable law prohibited from


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obtaining a lien on real estate nor shall this clause (c) operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law. The term "SWAP TRANSACTION" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swap option currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any form of master agreement (the "MASTER AGREEMENT") published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into between Holder (or its affiliates) and Grantor (or its affiliates), together with any related schedules, as amended, supplemented, superseded or replaced from time to time, relating to or governing any or all of the foregoing.

                                    ARTICLE 2
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

        Section 2.1. Grantor represents, warrants, and covenants as follows:

        (a) PAYMENT AND PERFORMANCE. Grantor will make due and punctual payment of the Secured Indebtedness. Grantor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Deed of Trust and the other Loan Documents and will not permit a default to occur hereunder or thereunder. Time shall be of the essence in this Deed of Trust.

        (b) TITLE AND PERMITTED ENCUMBRANCES. Grantor has, in Grantor's own right, and Grantor covenants to maintain, lawful, good and marketable title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth under the heading "Permitted Encumbrances" in EXHIBIT B hereto, which are Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Property, (ii) the liens and security interests evidenced by this Deed of Trust, (iii) statutory liens for real estate taxes and assessments on the Property which are not yet delinquent, and (iv) other liens and security interests (if any) in favor of Holder, (the matters described in the foregoing clauses (i), (ii), (iii), and (iv) being herein called the "PERMITTED ENCUMBRANCES"). Grantor, and Grantor's successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Trustee and their successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. Grantor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Holder. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Holder of any existing or future violation or other breach thereof by Grantor, by the Property or otherwise. No part of the Property constitutes all or any part of the principal residence of Grantor if Grantor is an individual. If any right or interest of Holder in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Holder and Trustee, or either of them (whether or not


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        named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Holder, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Holder or Trustee (as the case may be), and the party (Holder or Trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

        (c) TAXES AND OTHER IMPOSITIONS. Grantor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all real estate taxes assessed against the Property or any part thereof, and shall deliver promptly to Holder such evidence of the payment thereof as Holder may require.

        (d) INSURANCE. Grantor shall obtain and maintain at Grantor's sole expense: (1) mortgagee title insurance issued to Holder covering the Premises as required by Holder without exception for mechanics' liens; (2) property insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such additional hazards as are presently included in Special Form (also known as "all-risk") coverage and against any and all acts of terrorism and such other insurable hazards as Holder may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Grantor and Holder from becoming a coinsurer, such insurance to be in "builder's risk" completed value(non-reporting) form during and with respect to any construction on the Premises; (3) if and to the extent any portion of the Improvements is, under the Flood Disaster Protection Act of 1973 ("FDPA"), as it may be amended from time to time, in a Special Flood Hazard Area, within a Flood Zone designated A or V in a participating community, a flood insurance policy in an amount required by Holder, but in no event less than the amount sufficient to meet the requirements of applicable law and the FDPA, as such requirements may from time to time be in effect; (4) general liability insurance, on an "occurrence" basis against claims for "personal injury" liability, including bodily injury, death or property damage liability, for the benefit of Grantor as named insured and Holder as additional insured;
(5) statutory workers' compensation insurance with respect to any work on or about the Premises (including employer's liability insurance, if required by Holder), covering all employees of Grantor and any contractor; (6) if there is a general contractor, commercial general liability insurance, including products and completed operations coverage, and in other respects similar to that described in clause (4) above, for the benefit of the general contractor as named insured and Grantor and Holder as additional insureds, in addition to statutory workers' compensation insurance with respect to any work on or about the Premises (including employer's liability insurance, if required by Holder), covering all employees of the general contractor and any contractor; and (7) such other insurance on the Property and endorsements as may from time to time be reasonably required by Holder (including but not limited to soft cost coverage, automobile liability insurance, business interruption insurance or delayed rental insurance, boiler and machinery insurance, earthquake insurance, wind insurance, sinkhole coverage, and/or permit to occupy endorsement)) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the


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height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, limits and retentions, and in forms reasonably satisfactory to Holder, and shall require not less than ten (10) days' prior written notice to Holder of any cancellation for nonpayment of premiums, and not less than thirty (30) days' prior written notice to Holder of any other cancellation or any change of coverage. All insurance companies must be licensed to do business in the state in which the Property is located and must have an A.
M. Best Company financial and performance ratings of A-:IX or better. All insurance policies maintained, or caused to be maintained, by Grantor with respect to the Property, except for general liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Grantor or Holder and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Deed of Trust or any other Loan Document becomes insolvent or the subject of any petition, case, proceeding or other action pursuant to any Debtor Relief Law, or if in Holder's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Grantor shall, in each instance promptly upon its discovery thereof or upon the request of Holder therefor, and at Grantor's expense, promptly obtain and deliver to Holder a like policy (or, if and to the extent permitted by Holder, acceptable evidence of insurance) issued by another insurer, which insurer and policy meet the requirements of this Deed of Trust or such other Loan Document, as the case may be. Without limiting the discretion of Holder with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Property shall contain a standard mortgagee clause (without contribution) naming Holder as mortgagee with loss proceeds payable to Holder notwithstanding
(i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named or additional insured; (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Holder under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by Holder, a copy of the original policy and such evidence of insurance acceptable to Holder) shall be delivered to Holder at the time of execution of this Deed of Trust, with all premiums fully paid current, and each renewal or substitute policy (or evidence of insurance) shall be delivered to Holder, with all premiums fully paid current, at least ten (10) days before the termination of the policy it renews or replaces. Grantor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Holder evidence satisfactory to Holder of the timely payment thereof. If any loss occurs at any time when Grantor has failed to perform Grantor's covenants and agreements in this paragraph with respect to any insurance payable because of loss sustained to any part of the Property, whether or not such insurance is required by Holder, Holder shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Grantor, to the same extent as if it had been made payable to Holder. Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the Secured Indebtedness, all of Grantor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Holder shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property regardless of


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whether or not such insurance policies are required by Holder, and the expenses incurred by Holder in the adjustment and collection of insurance proceeds shall be a part of the Secured Indebtedness and shall be due and payable to Holder on demand. Holder shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Grantor. Grantor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property. All such proceeds received by Holder, after deduction therefrom of all reasonable expenses actually incurred by Holder, including attorneys' fees (herein, "PROCEEDS"), shall be held and disbursed by Holder in accordance with the requirements of this Deed of Trust. If the total cost of repairs required to reconstruct the Property to its value, character and condition immediately prior to such casualty (the "RESTORATION") is greater than $500,000, Holder may, at its option, require that the Proceeds be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Holder) to repair or restoration, either partly or entirely, of the Property so damaged, or
(3) applied to the payment of the Secured Indebtedness in such order and manner as Holder, in its sole discretion, may elect, whether or not due. In any event, the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused. If the total costs of the Restoration is less than $500,000, the Proceeds shall be made available to carry out such Restoration, PROVIDED THAT all of the following conditions are satisfied in full:

                (1) There exists no default or any event or condition which, upon the giving of notice or the passage of time, or both, would constitute a default;

                (2) Holder has received evidence reasonably satisfactory to Holder that the Restoration can be completed before the Maturity Date (as defined in the Loan Agreement);

                (3) Grantor shall have presented to Holder sufficient evidence that the Property's operations and income after completion of the Restoration will be sufficient to pay the operating expenses of the Property and debt service on the Secured Indebtedness with the same coverage ratios considered by Lender in underwriting the Loan;

                (4) Grantor delivers or causes to be delivered to Holder complete final plans and specifications (the "WORK PLANS AND SPECS") for the work to be performed in connection with the Restoration (hereinafter called the "WORK") prepared and sealed by a licensed architect reasonably satisfactory to Holder (the "SUPERVISING ARCHITECT"), with evidence reasonably satisfactory to Holder of the approval of the Work Plans and Specs by all governmental authorities whose approval is required;

                (5) Grantor delivers or causes to be delivered to Holder a signed estimate approved in writing by the Supervising Architect, bearing the Supervising Architect's seal, stating the entire cost of completing the Work;

                (6) Holder determines, in its sole and absolute discretion, that the Proceeds are sufficient to pay in full the cost of the Restoration or, if Holder determines, in its sole and absolute discretion, that the Proceeds are not sufficient to pay in full the costs of the

        Restoration, Grantor has deposited or has caused to be deposited with Holder sufficient funds, such that together with the available Proceeds, sufficient funds shall be readily available for the Restoration;

                (7) Grantor delivers or causes to be delivered to Holder true copies of all permits and approvals required by law in connection with the commencement and conduct of the Work; and

                (8) Holder will not incur any liability to any other person as a result of such use or release of insurance proceeds.

If the conditions of paragraphs (1) through (8) above are not satisfied within one hundred eighty (180) days after receipt by Holder of the Proceeds, then Holder may, at its option, apply any insurance proceeds to the outstanding balance of the Secured Indebtedness in such order and manner as Holder elects. Provided the terms and conditions above have been satisfied, such Proceeds shall be applied by Holder to the payment of the cost of the Work on the same terms and conditions as contemplated for advances related to the construction of Tenant Improvements, as set forth in the Loan Agreement.

        (e) RESERVE FOR INSURANCE, TAXES AND ASSESSMENTS. In order to secure the payment and performance of the Secured Indebtedness, but not in lieu of such payment and performance, Grantor will deposit with Holder a sum equal to real estate taxes, assessments and charges (which charges for the purposes of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Holder and prorated to the end of the calendar month following the month during which Holder's request is made, and thereafter will deposit with Holder, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Holder) to permit Holder to pay at least fifteen (15) days prior to the due date thereof, the next maturing real estate taxes, assessments and charges and premiums for such policies of insurance. Holder shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. To the extent permitted by law, any excess over the amounts required for such purposes shall be held by Holder for future use, applied to any Secured Indebtedness or refunded to Grantor, at Holder's option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Holder. All such funds so deposited shall bear no interest, may be comingled with the general funds of Holder and shall be applied by Holder toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Holder by Grantor (which statements shall be presented by Grantor to Holder a reasonable time before the applicable amount is due); provided, however, that, if a Default shall have occurred hereunder, such funds may at Holder's option be applied to the payment of the Secured Indebtedness in the order determined by Holder in its sole discretion, and that Holder may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by Holder under this paragraph but subject to the rights of Holder hereunder.

        (f) CONDEMNATION. Grantor shall notify Holder immediately of any threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Grantor shall, at Grantor's expense, diligently prosecute any such proceedings. Holder shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Holder shall be entitled to receive all sums which may be awarded or become payable to Grantor for the condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for injury or damage to the Property. Grantor shall, promptly upon request of Holder, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Holder to collect and receipt for any such sums. All such sums are hereby assigned to Holder, and shall, after deduction therefrom of all reasonable expenses actually incurred by Holder, including attorneys' fees, at Holder's option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Holder) to repair or restoration of the Property so affected, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Holder, in its sole discretion, may elect, whether or not due. In any event the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Holder shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Grantor. Holder is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. All costs and expenses (including but not limited to attorneys' fees) incurred by Holder in connection with any condemnation shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder pursuant to this Deed of Trust.

        (g) COMPLIANCE WITH LEGAL REQUIREMENTS. Grantor, the Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with the terms, conditions, covenants, representations and warranties of the Loan Agreement and all applicable Legal Requirements (hereinafter defined). The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement. Grantor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Deed of Trust to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement. No improvement upon or use of any part of the Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Grantor has obtained and shall preserve in force all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property. If Grantor receives a notice or claim from any person that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Grantor will promptly furnish a copy of such notice or claim to Holder. Grantor has received no notice and has no knowledge of any such noncompliance. As used in this Deed of Trust: (i) the term "LEGAL REQUIREMENT" means any Law (hereinafter defined), agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term "LAW" means any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign.

         (h) MAINTENANCE, REPAIR AND RESTORATION. Grantor will keep the Property in good order, repair, operating condition and appearance, at least consistent with that of other similar office projects in the Greater Dallas-Ft. Worth metroplex, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate. Notwithstanding the foregoing, Grantor will not, without the prior written consent of Holder, (i) remove from the Property any fixtures or personal property covered by this Deed of Trust except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that created by this Deed of Trust), or (ii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property, Grantor shall give prompt notice thereof to Holder and Grantor shall promptly, at Grantor's sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, secure the Property as necessary and commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

         (i) NO OTHER LIENS. Grantor will not, without the prior written consent of Holder, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Holder, Grantor will cause the same to be promptly discharged and released. Grantor will own all parts of the Property and will not acquire any fixtures, equipment or other property (including software embedded therein) forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Holder. If Holder consents to the voluntary grant by Grantor of any deed of trust or mortgage, lien, security interest, or other encumbrance (hereinafter called "SUBORDINATE LIEN") covering any of the Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Lien, any such Subordinate Lien shall contain express covenants to the effect that: (1) the Subordinate Lien is unconditionally subordinate to this Deed of Trust and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Lien, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Holder; (3) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Lien, shall be applied first to the payment of the Secured Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property in such order as

Holder may determine, prior to being applied to any indebtedness secured by the Subordinate Lien; (4) written notice of default under the Subordinate Lien and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Lien or to seek the appointment of a receiver for all or any part of the Property shall be given to Holder with or immediately after the occurrence of any such default or commencement; and (5) neither the holder of the Subordinate Lien, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Grantor's rights hereunder without the prior written consent of Holder.

        (j) OPERATION OF PROPERTY. Grantor will operate the Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Grantor will keep the Property occupied so as not to impair the insurance carried thereon. Grantor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Grantor will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement. Grantor will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Holder. Grantor will not do or suffer to be done any act whereby the value of any part of the Property may be lessened. Grantor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Property. Without the prior written consent of Holder, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Grantor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment (including software embedded therein) and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid.

        (k) FINANCIAL MATTERS. Grantor is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Grantor's knowledge, threatened) by or against Grantor, or any affiliate of Grantor, as a debtor. All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Grantor to Holder in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Grantor or, to Grantor's knowledge, of any tenant under any lease described therein. For the purposes of this paragraph, "GRANTOR" shall also include any person liable directly or indirectly for the Secured Indebtedness or any part thereof and any joint venturer or general partner of Grantor.

         (l) STATUS OF GRANTOR; SUITS AND CLAIMS; LOAN DOCUMENTS. If Grantor is a corporation, partnership, limited liability company, or other legal entity, Grantor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Property. Each Loan Document executed by Grantor has been duly authorized, executed and delivered by Grantor, and the obligations thereunder and the performance thereof by Grantor in accordance with their terms are and will continue to be within Grantor's power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Legal Requirement or any other document or agreement to which Grantor or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Grantor, or any other person liable, directly or indirectly, for any of the Secured Indebtedness, except as expressly contemplated by the Loan Documents. There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Grantor's knowledge, threatened) against Grantor or against any other person liable directly or indirectly for the Secured Indebtedness or which affects the Property (including, without limitation, any which challenges or otherwise pertains to Grantor's title to the Property) or the validity, enforceability or priority of any of the Loan Documents. There is no judicial or administrative action, suit or proceeding pending (or, to Grantor's knowledge, threatened) against Grantor, or against any other person liable directly or indirectly for the Secured Indebtedness, except as has been disclosed in writing to Holder in connection with the loan evidenced by the Note. The Loan Documents constitute legal, valid and binding obligations of Grantor enforceable in accordance with their terms, except as the enforceability thereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity. Grantor is not a "FOREIGN PERSON" within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). The loan evidenced by the Note is solely for business and/or investment purposes, and is not intended for personal, family, household or agricultural purposes. Grantor further warrants that the proceeds of the Note shall be used for commercial purposes and stipulates that the loan evidenced by the Note shall be construed for all purposes as a commercial loan. Grantor's exact legal name is correctly set forth at the end of this Deed of Trust. If Grantor is not an individual, Grantor is an organization of the type and (if not an unregistered entity) is incorporated in or organized under the laws of the state specified in the introductory paragraph of this Deed of Trust. If Grantor is an unregistered entity (including, without limitation, a general partnership) it is organized under the laws of the state specified in the introductory paragraph of this Deed of Trust. Grantor will not cause or permit any change to be made in its name, identity, (including its trade name or names), organizational structure, unless Grantor shall have notified Holder in writing of such change at least 30 days prior to the effective date of such change, and shall have first taken all action required by Holder for the purpose of further perfecting or protecting the lien and security interest of Holder in the Property. In addition, Grantor shall not change its organizational structure without first obtaining the prior written consent of Holder. Grantor's principal place of business and chief executive office, and the place where Grantor keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording including, without limitation, software, writings, plans, specifications and schematics concerning the Property, has for the preceding four months (or, if less, the entire period of the existence of Grantor) been and will continue to be (unless Grantor notifies Holder of any change in writing at least 30 days prior to the date of such change) the address of Grantor set forth at the end of this Deed of Trust. If Grantor is an individual, Grantor's principal residence has for the preceding four months been and will continue to be (unless Grantor notifies Holder of any change in writing at least 30 days prior to the date of such change) the address of the principal residence of Grantor set forth at the end of this Deed of Trust. Grantor's organizational identification number, if any, assigned by the state of incorporation or organization is correctly set forth on the first page of this Deed of Trust. Grantor shall promptly notify Holder (i) of any change of its organizational identification number, or (ii) if Grantor does not now have an organization identification number and later obtains one, of such organizational identification number.

        (m) FURTHER ASSURANCES. Grantor will, promptly on request of Holder, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Deed of Trust or any other Loan Document;
(ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further mortgages, deeds of trust, security agreements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Holder to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Holder to enable Holder to comply with the requirements or requests of any agency having jurisdiction over Holder or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Property. Grantor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder pursuant to this Deed of Trust.

        (n) FEES AND EXPENSES. Without limitation of any other provision of this Deed of Trust or of any other Loan Document and to the extent not prohibited by applicable law, Grantor will pay, and will reimburse to Holder and/or Trustee on demand to the extent paid by Holder and/or Trustee: (i) all appraisal fees, filing, registration and recording fees, recordation, transfer and other taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, judgment and tax lien search fees, escrow fees, reasonable attorneys' fees, architect fees, engineer fees, construction consultant fees, environmental inspection fees, survey fees, and all other costs and expenses of every character incurred by Grantor or Holder and/or Trustee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Deed of Trust, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Grantor as owner of the Property; and (ii) all costs and expenses, including attorneys' fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the defense of any right or remedy or the enforcement of any obligation of Grantor, hereunder or under any other Loan Document.

        (o) INDEMNIFICATION.

            (i) Grantor will indemnify and hold harmless Holder and Trustee from and against, and reimburse them on demand for, any and all Indemnified Matters (hereinafter defined). For purposes of this paragraph (o), the terms "HOLDER" and "TRUSTEE" shall include Holder, and Trustee respectively, and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Holder or Trustee respectively and the directors, officers, partners, employees, attorneys, agents and representatives of each of them. WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF, OR ARE CLAIMED TO BE CAUSED BY OR ARISE OUT OF, THE NEGLIGENCE (WHETHER SOLE, COMPARATIVE OR CONTRIBUTORY) OR STRICT LIABILITY OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PERSON. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO A PARTICULAR INDEMNIFIED PERSON TO THE EXTENT THAT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THAT INDEMNIFIED PERSON. Any amount to be paid under this paragraph (o) by Grantor to Holder and/or Trustee shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder and/or Trustee pursuant to this Deed of Trust. Upon demand by Lender, Grantor shall diligently defend any Indemnified Matter which affects the Property or is made or commenced against Lender, whether alone or together with Grantor or any other person, all at Grantor's own cost and expense and by counsel to be approved by Lender in the exercise of its reasonable judgment. In the alternative, at any time Lender may elect to conduct its own defense through counsel selected by Lender and at the cost and expense of Grantor. Nothing in this paragraph, elsewhere in this Deed of Trust or in any other Loan Document shall limit or impair any rights or remedies of Holder and/or Trustee (including without limitation any rights of contribution or indemnification) against Grantor or any other person under any other provision of this Deed of Trust, any other Loan Document, any other agreement or any applicable Legal Requirement.

            (ii) For purposes of this paragraph, the term "HOLDER" shall include the directors, officers, partners, employees and agents of Holder or Trustee, respectively, and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Holder or Trustee, respectively. As used herein, the term "INDEMNIFIED MATTERS" means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately withdrawn or defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Holder and/or Trustee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Property or with this Deed of Trust or any other

Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever at any time on or before the Release Date (hereinafter defined) any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Grantor of any representation, warranty, covenant, agreement or condition contained in this Deed of Trust or in any other Loan Document, any default as defined herein, any claim under or with respect to any Lease (hereinafter defined) or arising under the Environmental Agreement. The term "RELEASE DATE" as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Deed of Trust has been released, or (ii) the date on which the lien of this Deed of Trust is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Grantor and Grantor's heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The indemnities in this paragraph (o) shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Deed of Trust but will survive the Release Date, foreclosure of this Deed of Trust or conveyance in lieu of foreclosure, the repayment of the Secured Indebtedness the termination of any and all Swap Transactions, the discharge and release of this Deed of Trust and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

        (p) TAXES ON NOTE OR DEED OF TRUST. Grantor will promptly pay all income, franchise and other taxes owing by Grantor and any stamp, documentary, recordation and transfer taxes or other taxes (unless such payment by Grantor is prohibited by law) which may be required to be paid with respect to the Note, this Deed of Trust or any other instrument evidencing or securing any of the Secured Indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Holder, the Note, the Property or this Deed of Trust deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Holder the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or the Secured Indebtedness or Holder, then, and in any such event, Grantor, upon demand by Holder, shall pay such taxes, assessments, charges or liens, or reimburse Holder therefor; provided, however, that if in the opinion of counsel for Holder (i) it might be unlawful to require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Holder may elect, by notice in writing given to Grantor, to declare all of the Secured Indebtedness to be and become due and payable sixty (60) days from the giving of such notice.

        (q) STATEMENT CONCERNING NOTE OR DEED OF TRUST. Grantor shall at any time and from time to time furnish within fifteen (15) days of request by Holder a written statement in such form as may be required by Holder stating that (i) the Note, this Deed of Trust and the other Loan Documents are valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms; (ii) the unpaid principal balance of the Note;
(iii) the date to which interest on the Note is paid; (iv) the Note, this Deed of Trust and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Note, this Deed of Trust or any other Loan Document. If any of the foregoing statements in clauses (i), (iv) and (v) are untrue, Grantor shall, alternatively, specify the reasons therefor.

        Section 2.2. PERFORMANCE BY HOLDER ON GRANTOR'S BEHALF. Grantor agrees that, if Grantor fails to perform any act or to take any action which under any Loan Document Grantor is required to perform or take, or to pay any money which under any Loan Document Grantor is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the Secured Indebtedness has been accelerated, Holder, in Grantor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Holder and any money so paid by Holder shall be a demand obligation owing by Grantor to Holder (which obligation Grantor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Holder, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Holder and its designees shall have the right to enter upon the Property at any time and from time to time for any such purposes. No such payment or performance by Holder shall waive or cure any default or waive any right, remedy or recourse of Holder. Any such payment may be made by Holder in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Grantor to Holder pursuant to this Deed of Trust shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall be payable to Holder on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Holder hereunder and the time when paid shall be fully established by the certificate of Holder or any of Holder's officers or agents.

        Section 2.3. ABSENCE OF OBLIGATIONS OF HOLDER WITH RESPECT TO PROPERTY. Notwithstanding anything in this Deed of Trust to the contrary, including, without limitation, the definition of "Property" and/or the provisions of
ARTICLE 3 hereof, (i) to the extent permitted by applicable law, the Property is composed of Grantor's rights, title and interests therein but not Grantor's obligations, duties or liabilities pertaining thereto, (ii) Holder neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of "Property" herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Holder may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Holder's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that Holder shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Holder elects otherwise by written notification.

        Section 2.4. AUTHORIZATION TO FILE FINANCING STATEMENTS; POWER OF ATTORNEY. Grantor hereby authorizes Holder at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, required by Holder to establish or maintain the validity, perfection and priority of the security interests granted in this Deed of Trust. For purposes of such filings, Grantor agrees to furnish any information requested by Holder promptly upon request by Holder. Grantor also ratifies its authorization for Holder to have filed any like initial financing statements, amendments thereto or continuation statements if filed prior to the date of this Deed of Trust. Grantor hereby irrevocably constitutes and appoints Holder and any officer or agent of Holder, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Grantor or in Grantor's own name to execute in Grantor's name any such documents and to otherwise carry out the purposes of this SECTION 2.4, to the extent that Grantor's authorization above is not sufficient. To the extent permitted by law, Grantor hereby ratifies all acts said attorneys-in-fact shall lawfully do, have done in the past or cause to be done in the future by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                                    ARTICLE 3
                         ASSIGNMENT OF RENTS AND LEASES
                         ------------------------------

        Section 3.1. ASSIGNMENT. As additional security for the indebtedness secured hereby, Upon the occurrence of a Default hereunder, Holder shall have the right, power and privilege (but shall be under no duty) to demand possession of the Rents, which demand shall to the fullest extent permitted by applicable law be sufficient action by Holder to entitle Holder to immediate and direct payment of the Rents (including delivery to Holder of Rents collected for the period in which the demand occurs and for any subsequent period), for application as provided in this Deed of Trust, all without the necessity of any further action by Holder, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Property or any action for the appointment of a receiver. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Holder upon written demand by Holder, without further consent of Grantor, without any obligation of such tenants to determine whether a Default has in fact occurred and regardless of whether Holder has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Holder to the tenants. Any such payments to Holder shall constitute payments to Grantor under the Leases, and Grantor hereby irrevocably appoints Holder as its attorney-in-fact to do all things, after a Default, which Grantor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting Rents with or without suit and applying the same, less expenses of collection, to any of the obligations secured hereunder or under the Loan Documents or to expenses of operating and maintaining the Property (including reasonable reserves for anticipated expenses), at the option of the Holder, all in such manner as may be determined by Holder, or at the option of Holder, holding the same as security for the payment of the Secured Obligations, (ii) leasing, in the name of Grantor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefor and paying such agents reasonable compensation for their services. The curing of such Default, unless other Defaults also then exist, shall entitle Grantor to recover its aforesaid license to do any such things which Grantor might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents. The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of a Default and may be exercised independently of or concurrently with any of said remedies. Nothing in the foregoing shall be construed to impose any obligation upon Holder to exercise any power or right granted in this paragraph or to assume any liability under any Lease of any part of the Property and no liability shall attach to Holder for failure or inability to collect any Rents under any such Lease. The assignment contained in this Section shall become null and void upon the release of this Deed of Trust. As used herein: (i) "LEASE" means each existing or future lease, sublease (to the extent of Grantor's rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) "RENTS" means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to the proceeds from any negotiated lease termination or buyout of such Lease, liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Grantor's rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

        Section 3.2. COVENANTS, REPRESENTATIONS AND WARRANTIES CONCERNING LEASES AND RENTS. Grantor covenants, represents and warrants that: (a) Grantor has good title to, and is the owner of the entire landlord's interest in, the Leases and Rents hereby assigned and authority to assign them; (b) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (c) neither Grantor nor, to Grantor's knowledge, any tenant in the Property is in default under its Lease (and no event has occurred which with the passage of time or notice or both would result in a default under its Lease) or is the subject of any bankruptcy, insolvency or similar proceeding; (d) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (e) no Rents have been waived, released, discounted, set off or compromised; (f) except as stated in the Leases, Grantor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents;
(g) Grantor shall perform all of its obligations under the Leases and enforce the tenants' obligations under the Leases to the extent enforcement is prudent under the circumstances; (h) Grantor will not without the prior written consent of Holder, enter into any Lease after the date hereof, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant, reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease, or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise; (i) Grantor will not, without the prior written consent of Holder, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one (1) year or more; (j) Grantor will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (k) Grantor shall give prompt notice to Holder, as soon as Grantor first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, and Grantor shall defend, at Grantor's expense, any proceeding pertaining to any Lease, including, if Holder so requests, any such proceeding to which Holder is a party; (l) there shall be no merger of the leasehold estates created by the Leases, with the fee estate of the Land without the prior written consent of Holder; and (m) Holder may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

        Section 3.3. ESTOPPEL CERTIFICATES. All Leases hereafter executed by Grantor shall require the tenant to execute and deliver to Holder an estoppel certificate in form and substance acceptable to Holder within ten (10) days after notice from the Holder.

        Section 3.4. NO LIABILITY OF HOLDER. Holder's acceptance of this assignment shall not be deemed to constitute Holder a "mortgagee in possession," nor obligate Holder to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Grantor by any tenant and not as such delivered to and accepted by Holder. Holder shall not be liable for any injury or damage to person or property in or about the Property, or for Holder's failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases and Rents nor enforcement of Holder's rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by Holder nor Holder's consent to or approval of any Lease (nor all of the same), shall render Holder liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option. If Holder seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. Holder neither has nor assumes any obligations as lessor or landlord with respect to any Lease. The rights of Holder under this Article 3 shall be cumulative of all other rights of Holder under the Loan Documents or otherwise.

                                    ARTICLE 4
                                     DEFAULT
                                     -------

        Section 4.1. EVENTS OF DEFAULT. The occurrence of any one of the following shall be a default under this Deed of Trust ("DEFAULT" or "DEFAULT"):

        (a) FAILURE TO PAY INDEBTEDNESS. Any of the Secured Indebtedness is not paid when due on the Maturity Date (as defined in the Note), or in the case of any of the Secured Indebtedness due on a date other than the Maturity Date, any of such Secured Indebtedness is not paid within five (5) days after the same became due.

        (b) NONPERFORMANCE OF COVENANTS. Any covenant, agreement or condition herein or in any other Loan Document (other than covenants otherwise addressed in another paragraph of this Section, such as covenants to pay the Secured Indebtedness) is not fully and timely performed, observed or kept, and such failure is not cured within the applicable notice and cure period (if any) provided for herein or in such other Loan Document or, if this Deed of Trust or such other Loan Document does not provide for such a notice or grace period, within thirty (30) days after written notice and demand by Holder for the performance of such covenant, agreement or condition (or if such failure cannot be cured within that original 30-day period and Grantor delivers written notice to Holder promptly within that original 30-day period of Grantor's intention and proposed steps to cure the failure with due diligence, promptly institutes curative action within that original 30-day period and diligently pursues same, Grantor shall have such additional period of time, not exceeding sixty (60) days next following the end of the original 30-day period, as shall be necessary to effect the cure); provided, however, that there shall be no obligation of Holder to give any such notice and no right of Grantor to cure under this paragraph if the event or condition is intentionally caused by Grantor.

        (c) DEFAULT UNDER OTHER LOAN DOCUMENTS. The occurrence of a Default under any other Loan Document (after giving effect to any applicable notice and cure period), including an Early Termination Event as defined in any Master Agreement relating to any Swap Transaction.

        (d) REPRESENTATIONS. Any statement, representation or warranty in any of the Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Holder in connection with the Secured Indebtedness is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made.

        (e) BANKRUPTCY OR INSOLVENCY. The owner of the Property or any person liable, directly or indirectly, for any of the Secured Indebtedness (or any general partner or joint venturer of such owner or other person):

                (i) (A) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (B) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (C) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other federal, state or local law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein called "DEBTOR RELIEF LAWS"), or takes any action in furtherance thereof; or (D) seeks the appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property; or

                (ii) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property, and (A) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (B) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (C) in a proceeding under Debtor Relief Laws, the case is converted from one chapter to another, or (D) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or one hundred twenty (120) days next following the date of its filing; or

                (iii) Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (iv) below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

                (iv) Fails to have discharged within a period of ten (10) days any attachment, sequestration, or similar writ levied upon any of its property; or

                (v) Fails to pay immediately any final money judgment against it.

        (f) TRANSFER OF THE PROPERTY. Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) Permitted Transfers (as defined in the Loan Agreement,
(ii) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Grantor, having a value equal to or greater than the replaced items when new; and (iii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Deed of Trust or of any other Loan Document. Holder may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which Holder may require: the grantee's integrity, reputation, character, creditworthiness and management ability being satisfactory to Holder in its sole judgment and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Holder may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, a modification of the term of the Note, and any other modification of the Loan Documents which Holder may require. NOTICE - THE SECURED INDEBTEDNESS IS SUBJECT TO CALL IN FULL AND ANY AND ALL SWAP TRANSACTIONS ARE SUBJECT TO TERMINATION, OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

        (g) TRANSFER OF ASSETS. Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the other assets of Grantor, excluding the Property, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers in the ordinary course of Grantor's business; and (ii) sales or transfers for which Grantor receives consideration substantially equivalent to the fair market value of the transferred asset.

        (h) TRANSFER OF OWNERSHIP OF GRANTOR. Except for Permitted Transfers, the sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Grantor (if Grantor is not a natural person but is a corporation, partnership, limited liability company, trust or other legal entity), without the prior written consent of Holder (including, without limitation, if Grantor is a partnership or joint venture, the withdrawal from or admission into it of any general partner or joint venturer).

        (i) GRANT OF EASEMENT, ETC. Without the prior written consent of Holder, Grantor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Property.

        (j) ABANDONMENT. The owner of the Property abandons any of the Property.

        (k) DEFAULT UNDER OTHER LIEN. A default or event of default occurs under any lien, security interest or assignment covering the Property or any part thereof (whether or not Holder has consented, and without hereby implying Holder's consent, to any such lien, security interest or assignment not created hereunder), or the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

        (l) DESTRUCTION. The Property is so demolished, destroyed or damaged that, in the reasonable opinion of Holder, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time and in any event, prior to the final maturity date of the Note.

        (m) CONDEMNATION. (i) Any governmental authority shall require, or commence any proceeding for, the demolition of any building or structure comprising a part of the Premises, or (ii) there is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of, a material portion of the Premises, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Improvements or which would cause the Premises to fail to comply with any Legal Requirement.

        (n) LIQUIDATION, ETC. The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State where the Property is located and/or the state of incorporation or organization, if different (or in the case of an individual, the death or legal incapacity) of Grantor, any owner of the Property or any person obligated to pay any part of the Secured Indebtedness.

        (o) ENFORCEABILITY; PRIORITY. Any Loan Document shall for any reason without Holder's specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Holder; or the liens, mortgages or security interests of Holder in any of the Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Grantor or any person obligated to pay any part of the Secured Indebtedness.

        Section 4.2. NOTICE AND CURE. If any provision of this Deed of Trust or any other Loan Document provides for Holder to give to Grantor any notice regarding a default or incipient default, then if Holder shall fail to give such notice to Grantor as provided, the sole and exclusive remedy of Grantor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Note and the Secured Indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Grantor shall have no right to damages or any other type of relief not herein specifically set out against Holder, all of which damages or other relief are hereby waived by Grantor. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

                                    ARTICLE 5
                                    REMEDIES
                                    --------

        Section 5.1. CERTAIN REMEDIES. If a Default shall occur, Holder may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

        (a) ACCELERATION; TERMINATION. Holder may at any time and from time to time declare any or all of the Secured Indebtedness immediately due and payable and may terminate any and all Swap Transactions. Upon any such declaration, such Secured Indebtedness shall thereupon be immediately due and payable, and such Swap Transactions shall immediately terminate, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor. Without limitation of the foregoing, upon the occurrence of a default described in clauses (A), (C) or (D) of subparagraph (i) of paragraph (e) of SECTION 4.1 hereof, all of the Secured Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Grantor.

        (b) ENFORCEMENT OF ASSIGNMENT OF RENTS. In addition to the rights of Holder under ARTICLE 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Holder may: (1) collect and/or sue for the Rents in Holder's own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys' fees and expenses, apply the net proceeds thereof to the Secured Indebtedness in such manner and order as Holder may elect and/or to the operation and management of the Property, including the payment of management, brokerage and attorney's fees and expenses; and (2) require Grantor to transfer all security deposits and records thereof to Holder together with original counterparts of the Leases.

        (c) FORECLOSURE. Upon the occurrence of a default, Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Holder to sell the Property or any part thereof situated in the State of Texas, at the courthouse of any county (whether or not the counties in which the Property is located are contiguous, if the Property is located in more than one county) in the State of Texas in which any part of the Property is situated, at public venue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers of sale conferred by deed of trust, after having given notice of such sale in accordance with such statutes. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Holder may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the Secured Indebtedness and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Property but Holder shall have the right, at its sole election, to request Trustee to sell less than the whole of the Property. Trustee may, after any request or direction by Holder, sell not only the real property but also the Collateral and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. It shall not be necessary for Trustee to have taken possession of any part of the Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers with general warranty of title of Grantor, subject to the Permitted Encumbrances (and to such leases and other matters, if any, as Trustee may elect upon request of Holder), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Holder may deem necessary until all of the Property has been duly sold and all Secured Indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Holder, such sale shall not exhaust the power of sale hereunder and Holder shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Holder's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Holder or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

        (d) UNIFORM COMMERCIAL CODE. Without limitation of Holder's rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Holder may exercise its rights of enforcement with respect to the Collateral or any part thereof under the UCC, as in effect from time to time (or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Holder may enter upon Grantor's premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (2) Holder may require Grantor to assemble the Collateral and make it available at a place Holder designates which is mutually convenient to allow Holder to take possession or dispose of the Collateral; (3) written notice mailed to Grantor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; provided that, if Holder fails to comply with this clause (3) in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC, as in effect from time to time (or under the Uniform Commercial Code, in force from time to time, in any other state to the extent the same is applicable law); (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Property under power of sale as provided in paragraph (c) above in this SECTION 5.1; (5) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Property may, at the option of Holder, be sold as a whole; (6) it shall not be necessary that Holder take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds from disposition of the Collateral under
SECTION 5.2 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses (including, without limitation, the allocated costs for in-house legal services) incurred by Holder; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Holder having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Holder, shall be taken as prima facie evidence of the truth of the facts so stated and recited; (9) Holder may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Holder, including the sending of notices and the conduct of the sale, but in the name and on behalf of Holder; (10) Holder may comply with any applicable state or federal law or regulatory requirements in connection with a disposition of the Collateral, and such compliance will not be considered to affect adversely the commercial reasonableness of any sale of the Collateral; (11) Holder may sell the Collateral without giving any warranties as to the Collateral, and specifically disclaim all warranties including, without limitation, warranties relating to title, possession, quiet enjoyment and the like, and all warranties of quality, merchantability and fitness for a specific purpose, and this procedure will not be considered to affect adversely the commercial reasonableness of any sale of the Collateral; (12) Grantor acknowledges that a private sale of the Collateral may result in less proceeds than a public sale; and (13) Grantor acknowledges that the Collateral may be sold at a loss to Grantor, and that, in such event, Holder shall have no liability or responsibility to Grantor for such loss.

        (e) LAWSUITS. Holder may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction.

        (f) ENTRY ON PROPERTY. Holder is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property. Holder shall not be deemed to have taken possession of the Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All costs, expenses and liabilities of every character incurred by Holder in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to Holder pursuant to this Deed of Trust. If necessary to obtain the possession provided for above, Holder may invoke any and all legal remedies to dispossess Grantor. In connection with any action taken by Holder pursuant to this Section, Holder shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property or any part thereof, or from any act or omission of Holder in managing the Property unless such loss is caused by the willful misconduct and bad faith of Holder, nor shall Holder be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Property or arising under any

Permitted Encumbrance or otherwise arising. Grantor hereby assents to, ratifies and confirms any and all actions of Holder with respect to the Property taken under this Section.

        (g) RECEIVER. Holder shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waives notice of such appointment, of any request therefor or hearing in connection therewith, and any and all defenses to such appointment, agrees not to oppose any application therefor by Holder, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Holder to application of Rents as provided in this Deed of Trust. Nothing herein is to be construed to deprive Holder of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by Holder in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Holder pursuant to this Deed of Trust.

        (h) TERMINATION OF COMMITMENT TO LEND. Holder may terminate any commitment or obligation to lend or disburse funds under any Loan Document or enter into any other credit arrangement to or for the benefit of Grantor.

        (i) OTHER RIGHTS AND REMEDIES. Holder may exercise any and all other rights and remedies which Holder may have under the Loan Documents, or at law or in equity or otherwise.

        Section 5.2. PROCEEDS OF FORECLOSURE. The proceeds of any sale held by Trustee or Holder or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied in accordance with the requirements of applicable laws and to the extent consistent therewith, FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all attorneys' fees and legal expenses, advertising costs, auctioneer's fees, costs of title rundowns and lien searches, inspection fees, appraisal costs, fees for professional services, environmental assessment and remediation fees, all court costs and charges of every character (not exceeding five percent (5%) of the gross proceeds of such sale) to Trustee acting under the provisions of paragraph (c) of SECTION 5.1 hereof if foreclosed by power of sale as provided in said paragraph, and to the payment of the other Secured Indebtedness, including specifically without limitation the principal, accrued interest and attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed to Holder under this Deed of Trust and the amounts due and unpaid and owed to Holder (or its affiliates) under any Swap Transaction, the order and manner of application to the items in this clause (all with interest at the rate per annum provided in the Note FIRST to be in Holder's sole discretion; and SECOND, the remainder, if any there shall be, shall be paid to Grantor, or to Grantor's heirs, devisees, representatives, successors or assigns, or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by law; provided, however, that if Holder is uncertain which person or persons are so entitled, Holder may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys' fees, court costs and expenses incurred in such action shall be a part of the Secured Indebtedness and shall be reimbursable (without limitation) from such remainder.

        Section 5.3. HOLDER AS PURCHASER. Holder shall have the right to become the purchaser at any sale held by Trustee or substitute or successor or by any receiver or public officer or at any public sale, and Holder shall have the right to credit upon the amount of Holder's successful bid, to the extent necessary to satisfy such bid, all or any part of the Secured Indebtedness in such manner and order as Holder may elect.

        Section 5.4. FORECLOSURE AS TO MATURED DEBT. Upon the occurrence of a default, Holder shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in SECTION 5.2 hereof except that the amount paid under clause FIRST thereof shall be only the matured portion of the Secured Indebtedness and any proceeds of such sale in excess of those provided for in clause FIRST (modified as provided above) shall be applied to the prepayment (without penalty) of any other Secured Indebtedness in such manner and order and to such extent as Holder deems advisable, and the remainder, if any, shall be applied as provided in clause SECOND of SECTION 5.2 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

        Section 5.5. REMEDIES CUMULATIVE. All rights and remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee and Holder shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

        Section 5.6. DISCRETION AS TO SECURITY. Holder may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Holder in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

        Section 5.7. GRANTOR'S WAIVER OF CERTAIN RIGHTS. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, homestead, moratorium, reinstatement, marshaling or forbearance, and Grantor, for Grantor, Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness, notice of election to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Holder under the terms of this Deed of Trust to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the right of Holder under the terms of this Deed of Trust to the payment of the Secured Indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatsoever. Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to any provision of any statute or rule of law, including Chapter 34 of the Texas Business and Commerce Code, pertaining to the rights and remedies of sureties. If any law referred to in this Section and now in force, of which Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

        Section 5.8. DELIVERY OF POSSESSION AFTER FORECLOSURE. In the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor's heirs, devisees, representatives, or successors as owners of the Property are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of purchaser, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. After such foreclosure, any Leases to tenants or subtenants that are subject to this Deed of Trust (either by their date, their express terms, or by agreement of the tenant or subtenant) shall, at the sole option of Holder or any purchaser at such sale, either (i) continue in full force and effect, and the tenant(s) or subtenant(s) thereunder will, upon request, attorn to and acknowledge in writing to the purchaser or purchasers at such sale or sales as landlord thereunder, or (ii) upon notice to such effect from Holder, the Trustees or any purchaser or purchasers, terminate within thirty (30) days from the date of sale. In the event the tenant fails to surrender possession of the Property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Property (such as an action for forcible detainer) in any court having jurisdiction.

        Section 5.9. EFFECTIVE AS DEED OF TRUST. This instrument shall be effective as a mortgage as well as a Deed of Trust and upon the occurrence of a default may be foreclosed as to any of the Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Holder; and to the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a Deed of Trust, Grantor hereby mortgages the Property to Holder. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, Holder may at any time before the sale of the Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and/or any other secured indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if Holder should institute a suit for the collection of the Note or any other secured indebtedness and for the foreclosure of this Deed of

Trust, Holder may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Property in accordance with the provisions of this Deed of Trust.

                                    ARTICLE 6
                                  MISCELLANEOUS
                                  -------------

        Section 6.1. SCOPE OF DEED OF TRUST. This Deed of Trust is a deed of trust and mortgage of both real and personal property, a security agreement, an assignment of rents and leases, a financing statement and fixture filing and a collateral assignment, and also covers proceeds and fixtures.

        Section 6.2. EFFECTIVE AS A FINANCING STATEMENT. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering as-extracted collateral (including oil and gas), timber, accounts and general intangibles under the UCC, as, in effect from time to time, and the Uniform Commercial Code, as in effect from time to time, in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated. This Deed of Trust shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Grantor and the Holder are set forth at the end of this Deed of Trust. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section.

        Section 6.3. NOTICE TO ACCOUNT DEBTORS. In addition to the rights granted elsewhere in this Deed of Trust, Holder may at any time notify the account debtors or obligors of any accounts, chattel paper, general intangibles, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Holder directly.

        Section 6.4. WAIVER BY HOLDER. Holder may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor's doing any act which hereunder Grantor is prohibited from doing, or to Grantor's failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Deed of Trust, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Holder or Trustee hereunder except to the extent specifically agreed to by Holder in such writing.

        Section 6.5. NO IMPAIRMENT OF SECURITY. The lien, security interest and other security rights of Holder hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Holder including, but not limited to, any renewal, extension or modification which Holder may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Holder may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by Holder shall not release or impair the lien, security interest or other security rights of Holder hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Property (without implying hereby Holder's consent to any junior lien).

        Section 6.6. ACTS NOT CONSTITUTING WAIVER BY HOLDER. Holder may waive any default without waiving any other prior or subsequent default. Holder may remedy any default without waiving the default remedied. Neither failure by Holder to exercise, nor delay by Holder in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Holder of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Holder and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Holder in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Holder of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder notwithstanding any notation on or accompanying such partial payment to the contrary.

        Section 6.7. GRANTOR'S SUCCESSORS. If the ownership of the Property or any part thereof becomes vested in a person other than Grantor, Holder may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Secured Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance on the part of Holder, and no extension of the time for the payment of the Secured Indebtedness given by Holder shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Each Grantor agrees that it shall be bound by any modification of this Deed of Trust or any of the other Loan Documents made by Holder and any subsequent owner of the Property, with or without notice to such Grantor, and no such modifications shall impair the obligations of such

Grantor under this Deed of Trust or any other Loan Document. Nothing in this Section or elsewhere in this Deed of Trust shall be construed to imply Holder's consent to any transfer of the Property.

        Section 6.8. PLACE OF PAYMENT; FORUM; WAIVER OF JURY TRIAL. All Secured Indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Holder indicated at the end of this Deed of Trust). Grantor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any State court, or any United States federal court, sitting in Dallas County, Texas, over any suit, action or proceeding arising out of or relating to this Deed of Trust or the Secured Indebtedness. Grantor hereby irrevocably waives, to the fullest extent permitted by law, any objection that Grantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Grantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any State court in which the Property is located, or any United States federal court, sitting in the State in which the Secured Indebtedness is payable may be made by certified or registered mail, return receipt requested, directed to Grantor at its address stated at the end of this Deed of Trust, or at a subsequent address of Grantor of which Holder received actual notice from Grantor in accordance with this Deed of Trust, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Grantor in any other court or jurisdiction. TO THE FULLEST EXTENT PERMITTED BY LAW, GRANTOR WAIVES THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT.

        Section 6.9. SUBROGATION TO EXISTING LIENS; VENDOR'S/PURCHASE MONEY LIEN. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Holder at Grantor's request, and Holder shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the Secured Indebtedness, but the terms and provisions of this Deed of Trust shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Holder is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Holder, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor's or purchase money lien is waived; and Holder shall have, and is hereby granted, a vendor's or purchase money lien on the Property as cumulative additional security for the secured indebtedness. Holder may foreclose under this Deed of Trust or under the vendor's or purchase money lien without waiving the other or may foreclose under both.

        Section 6.10. APPLICATION OF PAYMENTS TO CERTAIN INDEBTEDNESS. If any part of the Secured Indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Deed of Trust.

        Section 6.11. NATURE OF LOAN; COMPLIANCE WITH USURY LAWS. The loan evidenced by the Note is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. It is the intent of Grantor and Holder and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Holder and Grantor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Deed of Trust, the Note or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "MAXIMUM AMOUNT"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Holder shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Secured Indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Grantor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Note or any other Secured Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount. As used in this Section, the term "APPLICABLE LAW" shall mean the laws of the State where the Property is located or where the Secured Indebtedness is payable, or the federal laws of the United States applicable to this transaction, whichever laws allow the greatest interest, as such laws now exist or may be changed or amended or come into effect in the future.

        Section 6.12. RELEASES. If all of the Secured Indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Deed of Trust are kept and performed, and all Swap Transactions and all other obligations, if any, of Holder for further advances have been terminated, then, and in that event only, all rights under this Deed of Trust shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Holder in due form at Grantor's cost. Without limitation, all provisions herein for indemnity of Holder or Trustee shall survive discharge of the Secured Indebtedness, the termination of any and all Swap Transactions and any foreclosure, release or termination of this Deed of Trust.

        Section 6.13. NOTICES. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Deed of Trust (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that, service of a notice required by Texas Property Code Section 51.002, as amended, shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

        Section 6.14. INVALIDITY OF CERTAIN PROVISIONS. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

        Section 6.15. GENDER; TITLES; CONSTRUCTION. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Deed of Trust and not to any particular Article, Section, paragraph or provision. The term "person" and words importing persons as used in this Deed of Trust shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

        Section 6.16. REPORTING COMPLIANCE. Grantor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Deed of Trust which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978,

The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Holder to furnish Holder with evidence of such compliance.

        Section 6.17. HOLDER'S CONSENT. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Holder is required or requested, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Holder, and Holder shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Holder's judgment, and (b) no approval or consent of Holder shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Holder.

        Section 6.18. GRANTOR. Unless the context clearly indicates otherwise, as used in this Deed of Trust, "Grantor" means the grantors named in Section 1.1 hereof or any of them. The obligations of Grantor hereunder shall be joint and several. If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership or other legal entity, Grantor and any such signatory, and the person or persons signing for it, represent and warrant to Holder that this instrument is executed, acknowledged and delivered by Grantor's duly authorized representatives. If Grantor is an individual, no power of attorney granted by Grantor herein shall terminate on Grantor's disability.

        Section 6.19. EXECUTION; RECORDING. This Deed of Trust has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Deed of Trust, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Deed of Trust shall be deemed to be the date reflected on the first page hereof. Grantor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Holder shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

        Section 6.20. SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee and Holder and shall constitute covenants running with the Land. All references in this Deed of Trust to Grantor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Grantor.

        Section 6.21. MODIFICATION OR TERMINATION. The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

        Section 6.22. NO PARTNERSHIP, ETC.. The relationship between Holder and Grantor is solely that of lender and borrower. Holder has no fiduciary or other special relationship with Grantor. Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Grantor and Holder or in any way make Holder a co-principal with Grantor with reference to the Property. All agreed contractual duties between or among Holder, Trustee and Grantor are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

        Section 6.23. APPLICABLE LAW. THIS DEED OF TRUST, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE WHERE THE PROPERTY IS LOCATED ARE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION.

        Section 6.24. CONSTRUCTION DEED OF TRUST. This Deed of Trust constitutes a "construction mortgage" as defined in Section 9.334 of the UCC to the extent that it secures an obligation incurred for the construction of the Improvements, including the acquisition cost of the Land.

        Section 6.25. ENTIRE AGREEMENT. The Loan Documents constitute the entire understanding and agreement between Grantor and Holder with respect to the transactions arising in connection with the Secured Indebtedness and supersede all prior written or oral understandings and agreements between Grantor and Holder with respect to the matters addressed in the Loan Documents. Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Holder to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

        Section 6.26. SUBSTITUTE TRUSTEE. The Trustee may resign by an instrument in writing addressed to Holder, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Holder. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Holder shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Holder shall have the right and is hereby authorized and empowered to appoint a successor trustee(s), or a substitute trustee(s), without other formality than appointment and designation in writing executed by Holder and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Indebtedness has been paid in full, or until the Property is fully and finally sold hereunder. If Holder is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee(s) and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to "Trustee" shall be deemed to refer to Trustee (including any successor(s) or substitute(s) appointed and designated as herein provided) from time to time acting hereunder.

        Section 6.27. NO LIABILITY OF TRUSTEE. The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (INCLUDING TRUSTEE'S NEGLIGENCE), except for Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties. The foregoing indemnity shall not terminate upon discharge of the Secured Indebtedness or foreclosure, or release or other termination, of this Deed of Trust.

         THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, Grantor has executed this instrument is executed by Grantor as of the date first written on page 1 hereof.

Grantor's Address for Notices:              GRANTOR:
                                            -------

c/o Behringer Harvard Funds                 BEHRINGER HARVARD 4245 CENTRAL LP,
1323 North Stemmons Freeway                 a Texas limited partnership
Suite 200

Dallas, TX 75207                            By:   Behringer Harvard 4245 Central
                                                  GP, LLC, a Texas limited
                                                  liability company, its general
                                                  partner

                                                  By:___________________________
                                                  Name:    Robert M. Behringer
                                                  Title:   President

STATE OF TEXAS             ss.
                           ss.
COUNTY OF DALLAS           ss.

This instrument was acknowledged before me on August _____, 2004, by Robert M. Behringer, President of Behringer Harvard 4245 Central GP LLC, a Texas limited liability company, general partner of Behringer Harvard 4245 Central LP, a Texas limited partnership, on behalf of such company and partnerships.


                                               _________________________________
                                               Printed Name: ___________________
                                               Notary Public, State of Texas